Exhibit 10.1

                                    Agreement
                                 By and Between
                            SURVIVAL TECHNOLOGY, INC.
                                       and
                               EM INDUSTRIES, INC.
                          Dated as of October 21, 1996

                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----
ARTICLE 1..................................................................2
ARTICLE 2..................................................................5
ARTICLE 3..................................................................7
ARTICLE 4.................................................................10
ARTICLE 5.................................................................13
ARTICLE 6.................................................................15
ARTICLE 7.................................................................16
ARTICLE 8.................................................................17
ARTICLE 9.................................................................21
ARTICLE 10................................................................22
ARTICLE 11................................................................23
ARTICLE 12................................................................24
ARTICLE 13................................................................24
ARTICLE 14................................................................25
ARTICLE 15................................................................25
ARTICLE 16................................................................26

                                    AGREEMENT

             THIS AGREEMENT, (this "Agreement") made as of the 21st day of October, 1996 between SURVIVAL TECHNOLOGY, INC. ("STI"), a Delaware corporation having its principal offices at 2275 Research Boulevard, Rockville, Maryland 20850, and CENTER LABORATORIES ("Center"), a division and acting on behalf of EM Industries, Inc. ("EM"), a New York corporation, said division having its principal offices located at 35 Channel Drive, Port Washington, New York 11050.

                                   WITNESSETH:

         WHEREAS, STI has the capability to produce and fill the EpiPen, the EpiPen Jr., the Epi E-Z Pen and the Epi E-Z Pen, Jr. (as herein defined); and

         WHEREAS, Center is engaged in the business of manufacturing, selling and distributing allergenic products worldwide; and

         WHEREAS, STI previously has granted Center an exclusive right to distribute and sell the Products (as herein defined), and in connection therewith, STI and Center have previously entered into a certain Agreement dated January 1, 1987, which was modified by several subsequent agreements and understandings; and

         WHEREAS, STI and Center wish to modify and restate in their entirety their previous agreements and understandings relating to the Products so as to reflect the terms and conditions contained herein;

         NOW, THEREFORE, upon the foregoing premises and in consideration of the mutual covenants agreed upon herein, the parties agree as follows:

                                    ARTICLE 1

               For the purposes of this Agreement, the following terms shall have the definitions set forth below:

         1.1 "Component Factor" shall mean $11.05 plus the CPI Increment.

         1.2 "CPI Increment" shall mean the amount determined by multiplying the Component Factor or Trainer Component Factor, as applicable, for the prior year by the percentage by which the Consumer Price Index for all Urban Consumers (all items: U.S. City Average) compiled by the United States Department of Labor for the month of December immediately preceding the calendar year for which the calculation is made exceeds the Index for the prior month of December.

         1.3 "Epi E-Z Pen" shall mean automatic injectors filled with the drug Epinephrine conforming to the specifications set forth in Exhibit A, as the same may be updated from time to time by STI on not less than 90 days' prior notice to Center to conform to improvements, redesigns, modifications, replacement or substitutions.

         1.4 "EpiE-Z Pen Jr." shall mean automatic injectors filled with the drug Epinephrine conforming to the specifications set forth in Exhibit B, as the same may be updated from time to time by STI on not less than 90 days' prior notice to Center to conform to improvements, redesigns, modifications, replacements or substitutions.

         1.5 "Epi E-Z Pen Trainer" shall mean automatic injectors not filled with any drug, not capable of injecting medicament and conforming to the specifications set forth in Exhibit C, as the same may be updated from time to time by STI on not less than 90 days' prior notice to Center to conform to improvements, redesigns, modifications, replacements or substitutions.

         1.6 "EpiPen" shall mean automatic injectors filled with the drug Epinephrine conforming to the specifications set forth in Exhibit D, as the same may be updated from time to time by STI on not less than 90 days' prior notice to Center to conform to improvements, redesigns, modifications, replacement or substitutions.

         1.7 "EpiPen Jr." shall mean automatic injectors filled with the drug Epinephrine conforming to the specifications set forth in Exhibit E, as the same may be updated from time to time by STI on not less than 90 days' prior notice to Center to conform to improvements, redesigns, modifications, replacements or substitutions,

         1.8 "EpiPen Trainer" shall mean automatic injectors not filled with any drug, not capable of injecting medicament and conforming to the specifications set forth in Exhibit F, as the same may be updated from time to time by STI on not less than 90 days' prior notice to Center to conform to improvements, redesigns, modifications, replacements or substitutions.

         1.9 "Forecasts" shall mean the forecasts for Products required to be provided pursuant to Section 3.1.

         1.10 "Insurance Cost" shall mean the amount paid by STI during the specified period as product liability insurance premiums relating to the Products, expressed in dollars per unit of Regular Products to be delivered during such period as forecast by Center pursuant to Section 3.2; provided, however, that in the event the amount so calculated is less than $.24 per unit, the Insurance Cost shall be the amount so calculated plus one-half the amount by which $.24 exceeds such amount.

         1.11 "New Auto Injector Technology" shall mean any type of new auto injector products including DCA auto injectors for the drug Epinephrine, but not including existing Products.

         1.12 "Price" shall be that amount determined in accordance with Sections 4.1 through 4.3.

         1.13 "Products" shall mean collectively the Epi E-Z Pen, the Epi E-Z Pen Jr., the EpiE-Z Pen Trainer, the EpiPen, the EpiPen Jr. and the EpiPen Trainer.

         1.14 "Regular Products" shall mean collectively the Epi E-Z Pen, the Epi E-Z Pen Jr., the EpiPen and the EpiPen Jr.

         1.15 "Term" shall mean the term of this Agreement as provided in
Article 14.

         1.16 "Trainer Component Factor" shall mean $1.33 in the case of the Epi E-Z Pen Trainer and $1.38 in the case of the EpiPen Trainer plus, in both cases, the CPI Increment.

         1.17 "United States" shall mean the United States of America, its territories, commonwealths and dependencies.

         1.18 "Worldwide" shall mean all countries of the world other than the United States and Canada.

                                    ARTICLE 2

         2.1 STI hereby confirms Center's exclusive right during the Term to market and sell the Products for delivery and use in the United States, Canada and Worldwide.

         2.2 In the event that during the Term, Center wishes to sell or distribute the Products in any country Worldwide in which the Products have not been previously licensed for sale or distribution, Center may do so if it obtains at its sole cost and expense all governmental licenses and approvals required to qualify the Products for sale and distribution in such country.

         2.3 In the event that during the Term, STI should develop New Auto Injector Technology for the emergency treatment of severe allergic reactions or asthma, STI shall first offer to Center the exclusive right to sell and distribute such new products. If Center is not interested in selling and distributing such new products or if, following good faith negotiations, STI and Center are not able to agree on mutually satisfactory terms for such sale and distribution, STI shall have the right to offer sale and distribution rights to other entities or to sell or distribute such products itself and to enter into appropriate agreements and arrangements with regard thereto, provided that the terms of such agreements and arrangements shall be no less favorable to STI than the final terms offered to STI by Center. The rights granted to Center under this Section 2.3 shall not be applicable to products developed by third parties and brought to STI including, without limitation, projects involving contract filling and the manufacture of auto-injectors in connection therewith.

         2.4 In the event that during the Term, Center wishes to acquire New Auto Injector Technology and/or injectable drug compounds for the treatment of severe allergic reactions or asthma, STI shall have the first right to manufacture such products and to sell them to Center. If STI is not interested in manufacturing and selling such new products or if, following good faith negotiations, STI and Center are not able to agree on mutually satisfactory terms for such manufacture and sale, Center shall have the right to purchase such products from other entities or to manufacture such products itself and to enter into appropriate agreements and arrangements with regard thereto, provided that the terms of such agreements and arrangements are no less favorable to Center than the final terms offered to Center by STI.


                                    ARTICLE 3

         3.1 Center agrees to purchase from STI and STI agrees to sell, to Center during the Term all of Center's requirements for the Products. Upon execution of this Agreement and on each February 1, May 1, August I and November 1 during the Term, Center shall provide a non-binding rolling 36-month forecast for each Product by country for each calendar quarter in such period ("Forecasts").

         3.2 Center shall issue firm purchase orders on a country-by-country basis specifying the desired quantities of the Products and requested delivery dates at least (i) 90 days before each requested delivery date in the care of Epi E-Z Pen Jr. and EpiPen Jr. and (ii) 120 days before each requested delivery date for all other Products. Orders that exceed 120 percent of those set forth in the Forecast for a particular month shall be shipped not later than 120 days (in the case of Epi E-Z Pen Jr. and EpiPen Jr.) or 150 days (in the case of all other Products) from the receipt of the applicable purchase order.

         3.3 STI shall issue credit for or refurbish, at no charge to Center, all Products received by Center which do not meet the specifications contained in Exhibits A through F, as the case may be, as from time to time updated by STI on not less than 90 days' prior notice to Center to conform to improvements, redesigns, modifications, replacements or substitutions. Within 30 days following the return by Center to STI of allegedly defective units of Product, STI shall conduct an investigation of the alleged defect and shall report to Center as to the results of such investigation.

         3.4 STI shall maintain product liability insurance on the Products for STI's gross negligence or willful misconduct in the principal amount of not less than one million dollars ($1,000,000); provided, however, that on not less than six months' prior written notice from Center, STI shall obtain a like amount of product liability insurance on the Products that is not restricted to STI's gross negligence or willful misconduct; and provided further, that in the event that STI is unable to procure such coverage, then Center's sole remedy shall be to terminate this Agreement and neither party shall have any further liability to the other except as provided in Section 10.8.

         3.5 STI represents and warrants to Center that all Products delivered to Center hereunder shall meet the specifications contained in Exhibits A through F hereof, as the case may be, as from time to time updated by STI on not less than 90 days' prior notice to Center to conform to improvements, redesigns, modifications or substitutions, and shall meet all requirements of applicable United States state and federal law.

         3.6 Center hereby represents and warrants that all applicable regulatory filings have been and will continue to be made and all necessary approvals obtained to permit Center to sell and distribute the Products in those countries where the Products are sold or distributed. In the event that regulatory agencies of any country where the Products are or are to be sold or distributed require testing of Products prior to sale, the approval of STI shall be required before Center shall agree to any testing protocols or procedures. Such protocols shall be established in accordance with Exhibit I hereto. All costs of such filings and testing shall be borne by Center.

         3.7 STI covenants and agrees that it shall use reasonable efforts to respond promptly to Product complaints received from Center.


                                    ARTICLE 4

         4.1 The Price for each of the Regular Products ordered for delivery during 1996 shall be as set forth on Exhibit G hereto. The Price for each of the Regular Products ordered for delivery during 1997 and each subsequent calendar year during the Term shall be the sum of (1) the Component Factor for such year,
(2) the Insurance Cost and (3) such adjustments as are set forth on Exhibit G. The Price shall be subject to further adjustment from time-to-time as provided in this Article 4 and in Article 6.

         4.2 At each renewal of the product liability insurance policy referred to in Section 3.4, STI shall calculate the Insurance Cost for the period covered by such payment. In the event that the Insurance Cost for such period is greater than or less than the Insurance Cost for the immediately preceding period, the Price shall be increased or decreased, respectively, by the amount of such difference. It is agreed for purposes of this Agreement that the Insurance Cost is $.16 per unit for 1996.

         4.3 In the event that the form, content or manner of the packaging of the Products is changed during the Term from that utilized at the date hereof, STI shall determine the difference in unit costs that will result from such change, taking into account items of material, labor and overhead, and the Price shall be increased by the amount so determined if the Unit cost would be greater or decreased by one-half the amount so determined if the unit cost would be less. This Section 4.3 shall apply to successive changes in packaging during the Term.

         4.4 Except as STI may otherwise consent, orders for units of Epi E-Z Pen, EpiPen and EpiPen Jr. shall be in integral multiples of 30,000 units and orders for units of Epi E-Z Pen Jr. shall be in integral multiplies of 15,000 units, except that all orders for less than 30,000 units of Epi E-Z Pen Jr. shall be subject to a surcharge as outlined on Exhibit G. Shipment of Regular Products for more than 110 percent of previously agreed-upon unit amounts per order shall require the consent of Center.

         4.5 The price for each Epi E-Z Pen Trainer and EpiPen Trainer ordered for delivery during l996 shall be $1.33 in the case of the Epi E-Z Pen Trainer and $1.38 in the case of the EpiPen Trainer. During 1997 and each subsequent calendar year during the Term, the price for each Epi E-Z Pen Trainer and EpiPen Trainer shall be the Trainer Component Factor determined for such year. Each order for Epi E-Z Pen Trainers and EpiPen Trainers shall be for at least 25,000 units. Shipment of Epi E-Z Pen Trainer and EpiPen Trainer Products for more than 110 percent of previously agreed-upon unit amounts per order shall require the consent of Center.

         4.6 STI shall ship the Products at Center's expense in accordance with Center's instructions, F.O.B. STI's plant. For purposes of this Agreement, delivery of Products shall be deemed to have occurred upon delivery to a common carrier at STI's plant. Payment to STI shall be net 30 days after date of shipment. Center shall pay interest on all past due balances at a rate of one percent per month.

         4.7 All calculations required pursuant to this Article 4 shall be performed by STI, shall be to the nearest penny and shall be subject to review by Center. In the absence of manifest error, such calculations shall be conclusive and binding for all purposes of this Agreement.

         4.8 The parties agree to examine the cost and feasibility of providing insurance coverage for Center under STI's insurance policies.

                                    ARTICLE 5

         5.1 Center agrees to order not less than 929,652 units of Regular Products for delivery during 1996. Thereafter during the Term, Center shall order for delivery and receipt during each calendar year not less than the number of units of Regular Products determined as follows: (i) in 1997, 55 percent of the total number of units of Regular Products ordered for delivery and receipt during the two immediately preceding calendar years; (ii) in 1998, 54 percent of the total number of units of Regular Products ordered for delivery and receipt during the two immediately preceding calendar years; (iii) in 1999, 53 percent of the total number of units of Regular Products ordered for delivery and receipt during the two immediately preceding calendar years; and (iv) in 2000 and thereafter, 52.5 percent of the total number of units of Regular Products ordered for delivery and receipt during the two immediately preceding calendar years.

         5.2 In the event that Center does not order for delivery during any calendar year the minimum quantities determined pursuant to Section 5.1, STI may terminate Center's exclusive right to distribute and sell the Products as provided in Section 2.1, provided that STI notifies Center in writing of its intention to do so within 30 days following the close of the applicable period. STI may terminate this Agreement in the event that Center does not order for delivery during any calendar year 50 percent of the minimum quantities determined pursuant to Section 5.1, provided that STI notifies center in writing of its intention to do so within 30 days following the close of the applicable period. STI's failure to so notify Center within such periods shall be deemed a waiver of its right to do so for such years, but shall not be deemed a waiver of its right to terminate this Agreement or exclusive territories, as applicable, for Center's failure to order the minimum quantities during any subsequent years.

         5.3 In the event that the exclusive right to distribute and sell the Products is terminated pursuant to Section 5.2 (and this Agreement has not otherwise been terminated), STI shall permit Center to distribute and sell the Products to Center on a non-exclusive basis at such prices as STI shall determine consistent with prices charged by STI for comparable quantities of products in comparable markets.

         5.4 In the event of any termination of this Agreement (whether pursuant to Section 5.2 or otherwise), (a) Center shall take delivery of and pay for all undelivered finished goods manufactured pursuant to firm purchase orders previously provided from Center; and (b) to the extent not duplicative with the preceding clause (a), Center shall pay to STI an amount equal to the sum of (i) STI's cost, taking into account items of material, labor and overhead theretofore incurred, purchased or ordered by STI pursuant to any firm purchase orders provided prior to such date, and (ii) the Insurance Cost then in effect multiplied by the excess of the number of units forecast for delivery during the period based on firm purchase orders with respect to which such Insurance cost was calculated over the number of units delivered by STI during such period, such product to be reduced by the amount of any rebate of insurance premiums included the insurance Cost received by STI as a result of termination of this Agreement.

                                    ARTICLE 6

         All Products ordered by or for Center shall be identified on the label, package container and all product literature as the product of STI. These materials shall also bear the Center mark or logo. Any label to be affixed to the Products or to any package containing the Products which differs from the label in use on the date hereof is subject to STI's prior approval, which approval shall not be unreasonably withheld. The printing and affixing of such labels to the Products shall be done at STI's expense; provided, however, that Center shall bear the incremental expense of preparing and printing any labelling and secondary packaging required for sales of Product in any country other than the United States.

                                    ARTICLE 7

         7.1 In the event of infringement by any third party of any patents relating to the Products, STI may, in its discretion and at it own expense, take steps to prevent such infringement, including the bringing of an appropriate legal action, and shall retain for itself all recoveries therefrom. If STI refuses to bring a legal action within 90 days after notice from Center of an infringement, Center may bring a legal action at its cost and expense and retain for itself all recoveries therefrom.

         7.2 STI shall, at its expense, defend any suit instituted against Center and indemnify Center against any award of damages made against Center by a final judgment of a court of last resort based on a claim that the Products, or any of them, constitute an infringement or any patent or trademark other than the Center mark or logo (as to which Center shall defend any suit instituted against STI and indemnify STI against any such award).

                                    ARTICLE 8

         8.1 STI shall not be liable for, and Center assumes responsibility for, all personal injury and property damage resulting from the handling, possession, or use of the Products or the Epinephrine contained therein following delivery thereof to Center. In no event shall STI be liable for special, incidental or consequential damages, whether Center's claim is in contract, negligence, strict liability or otherwise. Center shall hold harmless defend and indemnify STI, its officers, directors, agents and employees from and against any and all damages, claims, liabilities, demands, losses or expenses, including reasonable attorneys' fees, arising from or allegedly arising from the Products or the Epinephrine contained therein or any use thereof; provided that Center's agreement to hold harmless, defend and indemnify STI shall not be applicable to, and STI shall indemnify, hold harmless and defend Center from, any damage, claim, liability, demand, loss or expense, including reasonable attorneys' fees, which arises from or allegedly arises from the gross negligence or willful misconduct of STI in formulating, labeling, packaging or holding the Products or the Epinephrine contained therein or in otherwise performing its services hereunder.

         8.2 (a) STI shall defend, indemnify and hold harmless Center, its officers, directors, agents and employees from any damages (other than damages for lost profits), expenses and costs (including reasonable attorneys' fees) arising out of actions and proceedings brought by any United States federal, state or local governmental authority or any agency or instrumentality thereof against Center, its officers, directors, agents, and employees or against the Products by reason of any claim or finding by an said public authority that the Products were defective at the time of shipment.

         (b) STI shall defend, indemnify and hold harmless Center, its officers, directors, agents and employees from any damages (other than damages for lost profits), expenses and costs (including reasonable attorneys' fees) arising out of actions and proceedings brought by any foreign governmental authority or any agency or instrumentality thereof against Center, its officers, directors, agents, and employees or against the Products by reason of any claim or finding by an said public authority that the Products were defective at the time of shipment as a result of STI's gross negligence or willful misconduct.

         8.3 (a) Center shall defend, indemnify and hold harmless STI, its officers, directors, agents and employees, from any damages (other than damages for lost profits), expenses and costs arising out of actions and proceedings brought by any United States federal, state or local governmental authority or any agency or instrumentality thereof against STI, its officers, directors, agents and employees or against the Products by reason of any claims or findings by any said public authority relating to the Products, other than a claim or finding that there existed a defect in said Products at the time of shipment.

         (b) Center shall defend, indemnify and hold harmless STI, its officers, directors, agents and employees, from any damages (other than damages for lost profits), expenses and costs arising out of actions and proceedings brought by any foreign governmental authority or any agency or instrumentality thereof against STI, its officers, directors, agents and employees or against the Products by reason of any claims or findings by any said public authority relating to the Products, other than a claim or finding that there existed a defect in said Products at the time of shipment as a result of STI's gross negligence or willful misconduct.

         8.4 In any case under this Agreement where one party has indemnified the other against any claim or legal action, indemnification shall be conditioned on compliance with the procedure outlined below. Provided that prompt notice is given of any claim or suit for which indemnification might be claimed, the indemnifying party promptly will defend, contest, or otherwise protect against any such claim or suit at its own cost and expense. The indemnified party may, but will not be obligated to, participate at its own expense in a defense thereof by counsel of its own choosing, but the indemnifying party shall be entitled to control the defense unless the indemnified party has relieved the indemnifying party from liability with respect to the particular matter. In the event the indemnifying party fails to defend, contest, or otherwise protect against any such claim or suit in a timely manner, the indemnified party may, but will not be obligated to, defend, contest, or otherwise protect against the same, and make any compromise or settlement thereof and recover the entire costs thereof from the indemnifying party, including reasonable attorneys' fees, disbursements and all amounts paid as a result of such claim or suit or the compromise or settlement thereof; provided, however, that if the indemnifying party undertakes the defense of such matter, the indemnified party shall not be entitled to recover from the indemnifying party for its costs incurred in the defense thereof other than the reasonable costs of investigation undertaken by the indemnified party and reasonable costs of providing assistance. The indemnified party shall cooperate and provide such assistance as the indemnifying party may reasonably request in connection with the defense of the matter subject to indemnification.

                                    ARTICLE 9

         Neither party to this Agreement shall disclose to any third party or commercially use any confidential concepts, information and knowledge concerning the business and products of the other party which it may come to know in dealing with the other party pursuant to the terms of this Agreement, provided that such obligation shall not apply to concepts, information and knowledge:

         1) which were already known at the time of receipt from the other party;

         2) which are subsequently acquired from sources under no obligation of secrecy to the other party; and

         3) which are at the time of receipt from the other party or thereafter become part of the public domain through no fault of the party receiving such information.

                                   ARTICLE 10

         10.1 In the event Center shall be in arrears in payments pursuant to this Agreement for a period of 60 days after the due date thereof, STI shall have the right to terminate this Agreement upon giving Center 60 days' written notice, such termination to be effective at the end of such 60-day period unless Center shall have paid the arrearages due within such time.

         10.2 In the event STI is unable to supply all or any part of Center's orders within six months from the date such orders would otherwise be due to be delivered to Center by virtue of any governmental action or final injunctive decree brought or issued for any reason, Center may terminate this Agreement.

         10.3 In the event STI permanently discontinues its business of producing the Products for any reason, voluntary or involuntary, STI may terminate this Agreement without liability to Center by giving not less than six months prior written notice to Center. STI agrees that in the event it delivers such notice, it will, upon Center's request delivered within 30 days thereafter, use its best efforts to assist Center in establishing an alternative source for the Product on terms mutually agreeable to STI and Center.

         10.4 Either party shall have the right to terminate this Agreement if the other materially breaches any of the material provisions of this Agreement, provided that the terminating party gives the other party written notice of such termination and a 30-day period from the receipt of said notice to cure said breach. For purposes of this Section 10.4, Section 3.7 shall not be considered a material provision.

         10.5 Any election to terminate the Agreement pursuant to the provisions of this Article shall affect neither party's available remedies at law or in equity or as otherwise provided herein.

         10.6 Under no circumstances shall termination of this Agreement under this Article 10 or otherwise relieve the parties of their respective obligations to make any payments due under this Agreement. The provisions of Section 5.4 and Articles 7, 8, 9, 11 and 16 shall survive any such termination of this Agreement.

                                   ARTICLE 11

         The rights and obligations of the parties under this Agreement shall be construed under, and governed by the substantive laws, but not the rules relating to the choice of law, of the State of New York. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration, in accordance with the Rules of the American Arbitration Association, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

                                   ARTICLE 12

         This Agreement shall not be assignable by EM or Center without the prior written consent of STI, except (a) by Center to the parent of EM or to a wholly owned subsidiary of EM or of such parent; or (b) by Center to another corporation in connection with the sale to such corporation of substantially all of the assets of EM as a going concern or in connection with a merger or consolidation of Center into or with such corporation, provided that upon any such sale of assets, merger or consolidation, the assignee or successor corporation shall, as a condition to such transaction, expressly assume in writing the obligations of Center hereunder.

                                   ARTICLE 13

         This Agreement is subject to force majeure and failure to perform any part hereof shall not subject any party to any liability to the other or be a cause for termination of this Agreement if such failure is caused by a strike (whether or not the demands of employees involved are reasonable and within the party's power to concede), accident, act of God or the public enemy, weather conditions, default by supplier either in late delivery or delivery of defective goods, or other circumstances of like or different character which are reasonably beyond the control of the party failing to perform.

                                   ARTICLE 14

         Unless previously terminated pursuant to Section 3.4, Section 5.2 or
Article 10, this Agreement shall be for an initial term ending December 31, 2010. Thereafter, this Agreement shall renew automatically for successive two-year terms unless either party shall have provided a notice of termination not less than one year in advance of the original expiration date or of the expiration date of any renewal term.



                                   ARTICLE 15

         STI and Center hereby undertake to exchange and to keep the other currently informed of all market information pertaining to the Products which may be developed or available to the other.

                                   ARTICLE 16

         16.1 This Agreement may be executed in any two counterparts, which are in all respects similar and each of which shall be deemed to be complete in itself so that any one may be introduced in evidence or used for any other purpose without the production of the other counterpart.

         16.2 Any and all notices hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, or by overnight express service, addressed to the parties hereto as follows:


               If to STI:

               Survival Technology, Inc.
               2275 Research Boulevard
               Rockville, Maryland 20850
               Attention: President

               If to Center:

               Center Laboratories
               35 Channel Drive
               Port Washington, New York 11050
               Attention:  President

         16.3 This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect thereto, written or oral, other than the agreements between the parties relating to the EpiPen trademark and those agreements attached hereto as Exhibit H. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations or liabilities.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


ATTEST:                                    SURVIVAL TECHNOLOGY, INC.


______________________________             By /S/ Mark Ruby


ATTEST:                                    CENTER LABORATORIES, A
                                           DIVISION AND ON BEHALF OF EM
                                           INDUSTRIES, INC.


______________________________             By /s/ Alan Pernick

                                       LIST OF EXHIBITS

Exhibit A                  EPI E-Z Pen Product Specifications

Exhibit B                  EPI E-Z Pen Jr. Product Specifications

Exhibit C                  EPI E-Z Pen Trainer Product Specifications

Exhibit D                  EPI Pen Product Specifications

Exhibit E                  EPI Pen Jr. Product Specifications

Exhibit F                  EPI PenTrainer Product Specifications

Exhibit G                  Pricing Schedule

Exhibit H                  Letters of Agreement

Exhibit I                  Testing Protocol

                                    EXHIBIT A
                       EPI E-Z PEN PRODUCT SPECIFICATIONS

                                    Exhibit A
                                   June, 1996
                           STI PRODUCT SPECIFICATIONS
                             EPI EZPEN AUTO-INJECTOR

--------------------------------------------------------------------------------
EpiEZPen                                                  Epinephrine Injection
                                                          1:1,000; O.3 mL/dose
--------------------------------------------------------------------------------
POST  100% INSPECTION:                  Sampled per MM-STD-105D Level 11, Single
                                        Sampling, Normal Inspection


                         TEST: VISUAL AUDIT (BASIC UNIT)


TEST - CRITCAL DEFECTS                                        LIMITS - AQL 0.04
----

Definition - Could, through us, present clear hazard to the user/patient. The product will not function as intended by delivering the specified dose, and therefore, causes misdiagnosis or subjects the user to significant risk. The fact that the product will not function is not clearly obvious prior to use.

1.   Crack in glass (jeopardizes functionality or sterility).
2.   Any visual indication of contamination/degradation of solution.
3.   Hole or split in sheath, sheath missing or sheath penetrated by needle.
4.   Wrong or missing component - renders the unit non-functional.
5.   Other (must meet definition of "Critical").

TEST - MAJOR DEFECTS                                          LIMITS - AQL 0.65
----                                                          -----

DEFINITION Could, through use, cause extreme discomfort to the user/patient. The product will function as intended, but may result in customer dissatisfaction. The defect may or may not be obvious to the user/patient prior to use.

1.   Leakage (obvious prior to use).
2.   Loose hub (jeopardizes functionally; precludes use).
3.   Chip in glass (does not jeopardize functionality or sterility).
4.   Other (must meet definition of "Major").

                                    Exhibit A
                                   June, 1996
                           STI PRODUCT SPECIFICATIONS
                             EPI EZPEN AUTO-INJECTOR

TEST - MAJOR DEFECTS                                            LIMITS - AQL 1.0
----                                                            -----

1. Visual (unmagnified) particulate contamination in solution (using, white/black background).
2.   Other (must meet definition of "Major").


              TEST: FUNCTIONALITY TESTING (ASSEMBLED AUTOINJECTOR)


TEST - CRITICAL DEFECTS                                        LIMITS - AQL 0.04
----                                                           ------

1.   Extended needle length less than 0.30"or greater than 0.75".
2.   Gross injection of foreign material.
3.   Slow dispensing time (greater than 10 seconds).
4.   Delivered volume is less than 0.15 rnL or greater than 0.50 mL.*
5.   Leakage.
6.   Injector self-activates during arming.
7.   Missing component renders the unit non-functional.
8.   Fails functionality test (unable to remove safety cap or expel contents).
9.   Other (must meet definition of "Critical").

            *     Regardless of MIL-STD

TEST - MAJOR DEFECTS                                           LlMITS - AQL 0.65
                                                               -----

1.   Delivered volume not within specification (0.23 - 0.37 mL).
2.   Extended needle length not within limits (0.55 - 0.65").
3.   Nose cone loose or not properly seated.
4.   Slow dispensing time; greater than 2 but less than 10 seconds.
5.   Other (must meet definition of "Major").
6.   Activation force (less than) 2 lbs. or (greater than) 8 lbs.
7.   Gross hook or burr. Reversed needles or missing needle point.

                                    Exhibit A
                                   June, 1996
                           STI PRODUCT SPECIFICATIONS
                             EPI EZPEN AUTO-INJECTOR

TEST - MINOR DEFECTS                                              LIMITS AQL 2.5
----                                                              ------

1.   Difficult to arm
2.   Other (must meet definition of "Minor")


             TEST: FINAL PRODUCT INSPECTION I (LABELED AUTOINJECTOR)


TEST - CRITICAL DEFECTS                                        LIMITS - AQL 0.04
----                                                           ------

1. Incorrect missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector label.
2.   Incorrect product component/label (product mix-up).
3.   Wrong, color of safe pincap or nose cone.
4.   Injector label oriented in opposite direction.
5.   Non-coated plunger/barb.
6. Missing component, renders the unit non-functional. 7. Other (must meet definition of: "Critical").

TEST - MAJOR DEFECTS                                            LIMITS  AQL 0.65
----                                                            -----

1.   Nose cone loose or not properly seated.
2. Smearable, removable label markings (including imprinting). 3. Poor label adhesion.
4.   Cap is not secure on tube.
5.   Other (must meet definition of "Major").


TEST - MINOR DEFECTS                                          LIMITS  -  AQL 2.5
----                                                          ------

1.   Label not on straight.
2.   Poor workmanship.
3.   Particle or fiber >1 mm (2) (1.0 TAPPI).
4.   Incorrect orientation of injectors inside product tube
5.   Other (must meet definition of "Minor").

                                    Exhibit A
                                   June, 1996
                           STI PRODUCT SPECIFICATIONS
                             EPI EZPEN AUTO-INJECTOR


                TEST: FINAL PRODUCT INSPECTION II (FINAL PACKAGE)

TEST - CRITICAL DEFECTS (Blister Pack)                         LIMITS - AQL 0.04
----                                                           ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on reply card.
2.   Incorrect product component (product mix-up).
3.   Patient insert physician outsert, or business reply card missing
4.   Missing component renders the unit non-functional.
5.   Other (must meet definition of "Critical").

TEST - CRITICAL DEFECTS (12 Pack Tray)                         LIMITS - AQL 0.04
----                                                           -----

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on 12 pack tray.

2.   Incorrect 12 pack tray. 3. Other (must meet definition of "Critical").

TEST - CRITICAL DEFECTS (Shipper)                              LIMITS - AQL 0.04
                                                               ------

1. Incorrect missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector shipper.
2.   Incorrect shipper.
3.   Other (must meet definition of "Critical").

TEST - MAJOR DEFECTS (Blister Tray)                              LIMITS AQL 0.65
----                                                             ------

1.   Smearable, removable lid stock marking.
2.   Lidstock print reversed.
3.   Defective tray.
4.   Incomplete seal of blister tray.
5.   Other (must meet definition of "Major").

                                    Exhibit A
                                    June,1996
                           STI PRODUCT SPECIFICATIONS
                             EPI EZPEN AUTO-INJECTOR


TEST - MINOR, DEFECTS (Blister Tray)                             LIMITS AQL 2.5
                                                                 ------

1.   Incorrect orientation of injector/product tube in blister tray.
2.   Poor Workmanship.
3.   Other (must meet definition of "Minor").

TEST - MINOR DEFECTS (12 Pack Tray)                            LIMITS - AQL 2.5
----                                                           ------

1. Incorrect orientation of blister tray in 12 pack tray.
2. Other (must meet definition "Minor").

TEST - MINOR DEFECTS (Shipper)                                 LIMITS - AQL 2.5
----                                                           ------

1. Incorrect orientation of 12 pack tray in shipper (Product name visible, facing same direction).
2.   Other (must meet definition of "Minor").

FP-S-A                     FINISHED PRODUCT SPECIFICATION
--------------------------------------------------------------------------------
                                Title: EpiE-Zpen
                          Epinephrine Injection, 1:1000
                                  0.3 mL / Dose
--------------------------------------------------------------------------------

        TEST                       METHOD                   SPECIFICATION
--------------------------------------------------------------------------------
Epinephrine Assay                  RDL - 173                0.05 - 1.15 mg/mL
--------------------------------------------------------------------------------
pH                                 current USP              3.0-4.5
--------------------------------------------------------------------------------
Identification                     current USP              Positive
--------------------------------------------------------------------------------
Total Acidity                      current USP              Passes Test
--------------------------------------------------------------------------------
Sodium Metabisulfite               RDL - 156                1.50 - 1.84 mg/mL
--------------------------------------------------------------------------------
Particulate Matter                 RDL - 169                NMT 6000 (greater than or equal to) 10 u
                                                            NMT 600  (greater than or equal to) 25 u
--------------------------------------------------------------------------------
Color and Clarity                  current USP              Conforms
--------------------------------------------------------------------------------
Sterility                          DP-MS 406.0              Passes Test
--------------------------------------------------------------------------------
Bacterial Endotoxin Content        DP-MS 503.0              NMT 291.5 EU/mL
--------------------------------------------------------------------------------
Activation Force                   DP-QC 394.1              2 - 8 lbs.
                                                            (0.9 - 3.6 kg)
--------------------------------------------------------------------------------
Volume Dispensed                   DP-QC 394.1              0.23  -  0.37 mL
--------------------------------------------------------------------------------
Dispensing Time                    DP-QC 394.1              NMT 2 seconds
--------------------------------------------------------------------------------
Exposed Needle Length              DP-QC 331.0              0.55 - 0.65"
                                                            (1.40 - 1.65 cm)
--------------------------------------------------------------------------------

                                    EXHIBIT B
                     EPI E-Z PEN JR. PRODUCT SPECIFICATIONS

                                    Exhibit B
                                   June, 1996
                           STI PRODUCT SPECIFICATIONS
                           EPI EZPEN. JR AUTO-INJECTOR

--------------------------------------------------------------------------------
Epi EZPen Jr.                                             Epinephrine Injection
                                                          1:2,000; 0.3 mL/dose
--------------------------------------------------------------------------------
POST - 100% INSPECTION:                Sampled per MIL-STD-105D Level II,
                                       Single Sampling, Normal Inspection

                        TEST: VISUAL AUDIT (BASIC UINIT)

TEST - CRITICAL DEFECTS                                        LIMITS - AQL 0.04
----                                                           ------

Definition - Could, through use, present clear hazard to the user/patient. The product will not function as intended by delivering the specified dose, and therefore, causes misdiagnosis or subjects the user to significant risk. The fact that the product will not function is not clearly obvious prior to use.

1.      Crack in class (jeopardizes functionality or sterility).
2.      Any visual indication of contamination/degradation of solution.
3.      Hole or split in sheath, sheath missing, or sheath penetrated by needle.
4.      Wrong or missing component - renders the unit non-functional.
5.      Other (must meet definition of "Critical").

TEST - MAJOR DEFECTS                                           LIMITS - AQL 0.65
----                                                           ------

DEFINITION Could, through use, cause extreme discomfort to the user/patient. The product will function as intended, but may result in customer dissatisfaction. The defect may or may not be obvious to the user/patient prior to use.

1.  Leakage (obvious prior to use).
2.  Loose hub (jeopardizes functionality; precludes use).
3.  Chip in class (does not jeopardize functionality or sterility).
3.  Other (must meet definition of "Major").





                                                                     Page 1 or 5

                                    Exhibit B
                                   June, 1996
                           STI PRODUCT SPECIFICATIONS
                          EPI EZ.PEN. JR AUTO-INJECTOR


TEST - MAJOR DEFECTS                                            LIMITS - AQL 1.0
                                                                ------

1. Visual (unmagnified) particulate contamination in solution (using white/black background).
2.   Other (must meet definition of "Major").


                      TEST: FUNCTIONALITY TESTING (ASSEMBLED AUTOINJECTOR)


TEST - CRITICAL DEFECTS                                        LIMITS - AQL 0.04
----                                                           ------

1.   Extended needle length less than 0.30" or greater than 0.65".
2.   Gross injection of foreign material.
3.   Slow dispensing time (greater than 10 seconds).
4.   Delivered volume is less than 0.15 rnL or greater than 0.50 mL.*
5.   Leakage.
6.   Injector self-activates during arming.
7.   Missing component renders the unit non-functional.
8.   Fails functionality test (unable to remove safety cap) or expel contents).
9.   Other (must meet definition of "Critical").

                  *  Regardless of MIL-STD

TEST MAJOR DEFECTS                                             LIMITS - AQL 0.65
                                                               ------

1.   Delivered volume not within specification (0.23 - 0.37 mL).
2.   Extended needle length- not within limits (0.45 - 0.55").
3.   Nose cone loose or not properly seated.
4.   Slow dispensing time; greater 2 but less than 10 seconds.
5.   Other (must meet definition of "Major").
6.   Activation force not (less than) 2 lbs. or (greater than) 8 lbs.
7.   Gross hook or burr.  Reversed needles or missing, needle point

                                    Exhibit B
                                   June, 1996
                           STI PRODUCT SPECIFICATIONS
                           EPI EZPEN. JR AUTO-INJECTOR

TEST - MINOR DEFECTS                                          LIMITS - AQL 2.5
----                                                          ------

1.   Difficult to arm.
2.   Other (must meet definition of "Minor").


             TEST: FINAL PRODUCT INSPECTION I (LABELED AUTOINJECTOR)

TEST - CRITICAL DEFECTS                                      LIMITS - AQL 0.04
----                                                         ------

1. Incorrect, missing, or illegible product name, potency/strength volume/contents, lot number or expiration date on injector carton.
2.   Incorrect product component/label (product mix-up).
3.   Wrong nose cone.
4.   Injector label oriented in opposite direction.
5.   Non-coapted plunger/barb.
6.   Missing component, renders the unit nonfunctional.
7.   Other (must meet definition of "Critical").

TEST - MAJOR DEFECTS                                         LIMITS  AQL 0.65
                                                             ------

1.   Nose cone loose or not properly seated.
2. Smearable, removable label markings (including imprinting,). 3. Poor label adhesion.
4.   Cap is not secure on tube.
5.   Other (must meet definition of "Major").

TEST - MINOR DEFECTS                                         LIMITS  AQL 2.5
----                                                         ------

  1.       Label not on straight.
  2.       Poor workmanship.
  3.       Particle or fiber > 1mm2 (1.0 TAPPI).
  4.       Incorrect orientation of injectors inside product tube.
  5.       Other (must meet definition of "Minor").

                                    Exhibit B
                                   June, 1996
                           STI PRODUCT SPECIFICATIONS
                           EPI EZPEN. JR AUTO-INJECTOR

                TEST: FINAL PRODUCT INSPECTION II (FINAL PACKAGE)

TEST - CRITICAL DEFECTS (Blister Pack)                        LIMITS - AQL 0.04
----                                                          ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on reply card.
2.   Incorrect product component (product mix-up).
3.   Patient insert, physician insert, or business reply card missing.
4.   Missing component, renders the unit non-functional.
5.   Other (must meet definition of "Critical").

TEST - CRITICAL- DEFECTS (12 Pack Tray)                       LIMITS -: AQL 0.04

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on 12 pack tray.
2.   Incorrect 12 pack tray.
3.   Other (must meet definition of "Critical").

TEST - CRITICAL DEFECTS (Shipper)                              LIMITS - AQL 0.04
                                                               ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector supper.
2.   Incorrect shipper.
3.   Other (must meet definition of "Critical").

TEST - MAJOR DEFECTS (Blister Tray)                            LIMITS - AQL 0.65
----                                                            ------

1.   Smearable, removable lid stock marking.
2.   Lidstock print reversed.
3.   Defective tray.
4.   Incomplete seal of blister tray.
5.   Other (must meet definition of "Major").

TEST - MINOR DEFECTS (Blister Tray)                             LIMITS   AQL 2.5
                                                                ------

1.   Incorrect orientation of injector/product, tube in blister tray.
2.   Poor workmanship.
3.   Other (must meet definition of "Minor")
                                                                     Page 4 of 5

                                    Exhibit B
                                   June, 1996
                           STI PRODUCT SPECIFICATIONS
                           EPI EZPEN. JR AUTO-INJECTOR



TEST - MINOR DEFECTS (12 Pack Tray)                             LIMITS  AQL 2.5
----                                                            ------

1.   Incorrect orientation of blister tray in 12 pack tray.
2.   Other (must meet definition of "Minor").

TEST - MINOR DEFECTS (Shipper)                                   IMITS - AQL 2.5

1. Incorrect orientation of 12 pack tray in shipper (Product name visible, facing, same direction).
2.   Other (must meet definition of "Minor").

FP-S-A                     FINISHED PRODUCT SPECIFICATION
--------------------------------------------------------------------------------
                              Title: EpiE-Zpen Jr.
                          Epinephrine Injection, 1:2000
                                  0.3 mL / Dose
--------------------------------------------------------------------------------

        TEST                       METHOD                   SPECIFICATION
--------------------------------------------------------------------------------
Epinephrine Assay                  RDL - 173                0.525 - 0.575 mg/mL
--------------------------------------------------------------------------------
pH                                 current USP              3.0-4.5
--------------------------------------------------------------------------------
Identification                     current USP              Positive
--------------------------------------------------------------------------------
Total Acidity                      current USP              Passes Test
--------------------------------------------------------------------------------
Sodium Metabisulfite               RDL - 156                1.50 - 1.84 mg/mL
--------------------------------------------------------------------------------
Particulate Matter                 RDL - 169                NMT 6000 (greater than or equal to) 10 u
                                                            NMT 600  (greater than or equal to) 25 u
--------------------------------------------------------------------------------
Color and Clarity                  current USP              Conforms
--------------------------------------------------------------------------------
Sterility                          DP-MS 406.0              Passes Test
--------------------------------------------------------------------------------
Bacterial Endotoxin Content        DP-MS 503.0              NMT 146 EU/mL
--------------------------------------------------------------------------------
Activation Force                   DP-QC 394.1              2 - 8 lbs.
                                                            (0.9 - 3.6 kg)
--------------------------------------------------------------------------------
Volume Dispensed                   DP-QC 394.1              0.23 - 0.37 mL
--------------------------------------------------------------------------------
Dispensing Time                    DP-QC 394.1              NMT 2 seconds
--------------------------------------------------------------------------------
Exposed Needle Length              DP-QC 331.0              0.45 - 0.55"
                                                            (1.14 - 1.40 cm)
--------------------------------------------------------------------------------

                                    EXHIBIT C
                   EPI E-Z PEN TRAINER PRODUCT SPECIFICATIONS

                                    Exhibit C
                                   June, 1996
                           STI PRODUCT SPECIFICATIONS
                                EPI EZPEN TRAINER


                                     LIMITS


1. Cap cannot be removed unless the clip is aligned with one of the black dots.

2.   Unit is capable of being activated with prod extension.

3.   Push button does not fall out when inverted.

4. Durability: Rub label with finger using moderate pressure. Text should not become smeared or illegible.

5.   Label has sufficient overlap, but does not hide text.

                                    EXHIBIT D
                         EPI PEN PRODUCT SPECIFICATIONS

                                    Exhibit D
                                   June, 1996
                           STI PRODUCT SPECIFICATIONS
                              EPIPEN AUTO-INJECTOR

--------------------------------------------------------------------------------
Epipen                                                    Epinephrine Injection
                                                          1:1,000; 0.3 mL/dose
--------------------------------------------------------------------------------
POST 100% INSPECTION:                 Sampled per MIL-STD-105D Level II, Single
                                      Sampling, Normal Inspection


                         TEST: VISUAL AUDIT (BASIC UNIT)


TEST - CRITICAL DEFECTS                                        LIMITS - AQL 0.04
----                                                           ------

Definition - Could, through use, present clear hazard to the user/patient. The product will not function as intended by delivering the specified dose, and therefore, causes misdiagnosis or subjects the user to significant risk. The fact that the product will not function is not clearly obvious prior to use.


1.   Crack in glass (Jeopardizes functionality or sterility).
2.   Any visual indication of contamination/degradation of solution.
3.   Hole or split in sheath, sheath missing, or sheath penetrated by needle.
4.   Wrong, or  missing component - renders the unit non-functional.
5.   Other (must meet definition of Critical").

TEST - MAJOR DEFECTS                                           LIMITS - AQL 0.65
----                                                           ------

DEFINITION Could, through use, cause extreme discomfort to the user/patient. The product will function as intended, but may result in customer dissatisfaction. The defect may or may not be obvious to the user/patient prior to use.

1.   Leakage (obvious prior to use).
2.   Loose hub (jeopardizes functionality; precludes use).
3.   Chip in class (does not jeopardize functionality or sterility).
4.   Other (must meet definition of "Major").

TEST - MAJOR DEFECTS                                            LIMITS - AQL 1.0
----                                                            ------

1. Visual (unmagnified) particulate matter in solution (using white/black background).
2.   Other (must meet the definition of "major").
                                                                     Page 1 of 4

                                    Exhibit D
                                   June, 1996
                           STI PRODUCT SPECIFICATIONS
                              EPIPEN AUTO-INJECTOR


              TEST: FUNCTIONALITY TESTING (ASSEMBLED AUTO-INJECTOR)


TEST - CRITICAL DEFECTS                                        LIMITS - AQL 0.04
----                                                           ------

1.   Extended needle length less than 0.30" or greater than 0.75".
2.   Gross injection of foreign material.
3.   Short outer tube separates from long outer tube on activation.
4.   Slow dispensing time (greater than 10 seconds).
5.   Delivered volume is less than 0.15 mL or greater than 0.50 mL.*
6.   Leakage (not obvious prior to use).
7.   Injector self-activates during arming.
8.   Missing component renders the unit non-functional.
9.   Fails functionality test (unable to arm injector or expel contents).
10.  Other (must meet definition of "Critical").

                  *  Regardless of MIL-STD




TEST - MAJOR DEFECTS                                           LIMITS  AQL 0.65
----                                                           ------

1.   Delivered volume not within specification (0.23 - 0.37 mL).
2.   Activation force (less than) 2 lbs. or (greater than) 8 lbs
3.   Extended needle length not within limits (0.55 - 0.65").
4.   Gross hook, burr or no point on needle.
5.   Nose cone loose or not properly seated.
6.   Slow dispensing time; greater than 2 but less than 10 seconds.
7.   Other (must meet definition of "Major").

                                    Exhibit D
                                    June.1996
                           STI PRODUCT SPECIFICATIONS
                              EPIPEN AUTO-INJECTOR



TEST - MINOR DEFECTS                                           LIMITS - AQL 2.5
                                                               ------

Definition - Defect will not present hazard or be injurious to user/patient. Aesthetic defect is viewed by the customer as less than desired quality and is clearly evident to the user/patient prior to use. Significantly impairs further processing or assembly of the batch and results in significant cost increase.

1.   Difficult to arm.
2.   Other (must meet definition of "minor").


                TEST: FINAL PRODUCT INSPECTION (FINISHED PRODUCT)


TEST - CRITICAL DEFECTS                                        LIMITS - AQL 0.04
----                                                           ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector carton.
2.   Incorrect product component/label (product mix-up).
3.   Wrong nose cone.
4.   Injector label oriented in opposite direction.
5.   Patient and/or physician insert missing, in carton.
6.   Non-coated spacer/plunger. (Spacer to be fully threaded to plunger.)
7.   Missing, component, renders the unit non-functional.
8.   Other (must meet definition of "'Critical").

TEST - CRITICAL DEFECTS                                    LIMITS AQL 0.04(tray)
----                                                       ------

1. Incorrect product name, potency/strength, volume/contents, lot number or expiration date on injector tray, missing or illegible lot number.
2.   Incorrect tray.

TEST - CRITICAL DEFECTS                                  LIMIT AQL 0.04(shipper)
----                                                     -----

1. Incorrect product name, potency/strength, volume/contents, lot number or expiration date on injector shipper, missing or illegible lot number.
2.   Incorrect shipper.
                                                                     Page 3 or 4

                                    Exhibit D
                                   June, 1996
                           STI PRODUCT SPECIFICATTONS
                              EPIPEN AUTO-INJECTOR


TEST - MAJOR DEFECTS                                           LIMITS  AQL 0.65
----                                                           ------

1.   Incorrect text other than product label.
2.   Nose cone loose or not properly seated.
3.   Smearable, removable label marking (including imprinting).
4.   Poor label adhesion.
5. Plug cap is not secure on tube. (Cap is able to be removed when tube is placed upside down and shaken.)
6.   Other (must meet definition of "Major").

TEST - MINOR DEFECTS                                           LIMITS - AQL 2.5
----                                                           ------

1.   Label not on straight.
2.   Poor workmanship.
3.   Particle or fiber > 1mm2 (1.0 TAPPI).
4.   Incorrect orientation of injectors inside tubes, (should be tip down).
5.   Other (must meet definition of "minor").

TEST - MINOR DEFECTS                                  LIMITS - AQL2.5(innertray)

1.   Incorrect packaging of inner tray (cartons facing, same direction).
2. Shrinkwrap allows cartons to be removed (aesthetically incorrect or does not provide a proper seal).

TEST - MINOR DEFECTS                                   LIMITS - AQL 2-5(shipper)
----                                                   ------

1. Incorrect orientation of inner trays in shipper. (Print will be visible from the front of shipper.)
2.   Other (must meet definition of "Minor").

FP-S-X                     FINISHED PRODUCT SPECIFICATION
--------------------------------------------------------------------------------
                                  Title: EpiPen
                          Epinephrine Injection, 1:1000
                                  0.3 mL / Dose
--------------------------------------------------------------------------------

        TEST                       METHOD                   SPECIFICATION
--------------------------------------------------------------------------------
Epinephrine Assay                  RDL - 173                1.05 - 1.15 mg/mL
--------------------------------------------------------------------------------
pH                                 current USP              3.0-4.5
--------------------------------------------------------------------------------
Identification                     current USP              Positive
--------------------------------------------------------------------------------
Total Acidity                      current USP              Passes Test
--------------------------------------------------------------------------------
Sodium Metabisulfite               RDL - 156                1.50 - 1.84 mg/mL
--------------------------------------------------------------------------------
Particulate Matter                 RDL - 169                NMT 6000 (greater than or equal to) 10 u
                                                            NMT  600 (greater than or equal to) 25 u
--------------------------------------------------------------------------------
Color and Clarity                  current USP              Conforms
--------------------------------------------------------------------------------
Sterility                          DP-MS 406.0              Passes Test
--------------------------------------------------------------------------------
Bacterial Endotoxin Content        DP-MS 503.0              NMT 291.5 EU/mL
--------------------------------------------------------------------------------
Activation Force                   DP-QC 394.1              2 - 8 lbs.
                                                            (0.9 - 3.6 kg)
--------------------------------------------------------------------------------
Volume Dispensed                   DP-QC 394.1              0.23 - 0.37 mL
--------------------------------------------------------------------------------
Dispensing Time                    DP-QC 394.1              NMT 2 seconds
--------------------------------------------------------------------------------
Exposed Needle Length              DP-QC 331.0              0.55 - 0.65"
                                                            (1.40 - 1.65 cm)
--------------------------------------------------------------------------------

                                    EXHIBIT E
                       EPI PEN JR. PRODUCT SPECIFICATIONS

Epipen(R) Test Specifications
Page 2

(Microbiological Testing continued)

Should the international regulatory requirement specify sampling from the distributed batch to perform additional sterility testing, autoinjector samples will be sent to STI for disassembly. Basic unit samples will then be sent to a STI approved testing laboratory for USP sterility testing as outlined above.

Testing for bacterial endotoxin by the distributor must be conducted per USP requirements, utilizing the gel-clot or turbidimetric LAL test. STI will provide the distributor with test requirements for proper sample dilution and minimum lysate sensitivity.

Physical Testing. Autoinjector funcationlity testing may only be performed utilizing STI approved testing procedures and test equipment. Sampling and testing of assembled autoinjectors is performed by STI on every bactch of distributed product. Should the distributor/regulatory agency require additional functional testing, equipment must be purchased from STI to conduct these tests. Operating procedures for proper performance of these tests will be provided by STI.

Exhibit E
                                   June, 1996
                           STT PRODUCT SPECIFICATIONS
                            EPIPEN. JR AUTO-INJECTOR
--------------------------------------------------------------------------------
Epipen Jr.                                                 Epinephrine Injection
                                                           1:2,000; 0.3 mL/dose
--------------------------------------------------------------------------------
POST  100% INSPECTION:                 Sampled per MIL-STD-105D Level II, Single
                                       Sampling - Normal Inspection

                         TEST: VISUAL AUDIT (BASIC UNIT)


TEST - CRITICAL DEFECTS                                       LIMITS - AQL 0.04
----                                                          ------

Definition - Could, through use, present clear hazard to the user/patient. The product will not function as intended by delivering, the specified dose, and therefore, causes misdiagnosis or subjects the user to significant risk. The fact that the product will not function is not clearly obvious prior to use.

1.   Crack in glass (jeopardizes, functionality or sterility).
2.   Any visual indication of contamination/degradation of solution.
3.   Hole or split in sheath, sheath missing, or sheath penetrated by needle.
4.   Wrong, or missing, component - renders the unit non-functional.
5.   Other (must meet definition of "Critical").

TEST - MAJOR DEFECTS                                           LIMITS - AQL 0.65
-----                                                          ------

Definition Could through use, cause extreme discomfort to the user/patient. The product will function as intended, but may result in customer dissatisfaction. The defect may or may not be obvious to the user/patient prior to use.

1.   Leakage (obvious prior to use).
2.   Loose hub (jeopardizes functionality; precludes use).
3.   Chip in glass (does not jeopardize functionality or sterility).
4.   Other (must meet definition of "Major").



TEST - MAJOR DEFECTS                                          LIMITS - AQL - 1.0
----                                                          ------

1. Visual (unmagnified) particulate contamination in solution (using white/black background).
2.   Other (must meet the definition of "major").
                                                                     Page 1 of 4

                                    Exhibit E
                                   June, 1996
                           STI PRODUCT SPECIFICATIONS
                            EPIPEN. JR AUTO-INJECTOR

              TEST: FUNCTIONALITY TESTING (ASSEMBLED AUTO-INJECTOR)




TEST - CRITLCAL DEFECTS                                       LIMITS - AQL 0.04
----                                                          ------

1.         Extended needle length less than 0.30" or greater than 75".
2.         Gross injection of foreign material.
3.         Short outer tube separates from long outer tube on activation.
4.         Slow dispensing time (greater than 10 seconds).
5.         Delivered volume is less than 0.15 mL or greater than 0.50 mL.*
6.         Leakage (not obvious prior to use).
7.         Injector self-activates during arming.
8.         Missing, component renders the unit non-functional.
9.         Fails functionality test (unable to arm injector or expel contents).
10.        Other (must meet definition of "Critical").

                    *    Regardless of MIL-STD


TEST - MAJOR DEFECTS                                           LIMITS - AQL 0.65
-----                                                          ------

1.      Delivered volume not within specification (0.23 - 0.37 mL).
2.      Activation force (less than) 2lbs. or (greater than) 8 lbs.
3.      Extended needle length not within limits (0.45 - 0.55").
4.      Gross hook, burr or no point on needle.
5.      Nose cone loose or not properly seated.
6.      Slow dispensing time; greater than 2 but less than 10 seconds.
7.      Other (must meet definition of "Major").

                                    Exhibit E
                                   June, 1996
                           STI PRODUCT SPECIFICATIONS
                            EPIPEN. JR AUTO-INJECTOR


TEST - MINOR DEFECTS                                           LIMITS - AQL 2.5
----                                                           ------

Definition - Defect will not present hazard or be injurious to user/patient. Aesthetic defect is viewed by the customer as less than desired quality and is clearly evident to the user/patient prior to use. Significantly impairs further processing or assembly of the batch and results in significant cost increase.

1.   Difficult to arm.
2.   Other (must meet the definition of "Minor").

                TEST: FINAL PRODUCT INSPECTION (FINISHED PRODUCT)

TEST - CRITICAL DEFECTS                                        LIMITS - AQL 0.04
----                                                           ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector carton.
2.   Incorrect product component/label (product mix-up).
3.   Wrong or nose cone.
4.   Injector label oriented in opposite direction.
5.   Patient and/or physician insert missing in carton.
6.   Non-coapted spacer/plunger. (Spacer to be fully threaded to plunger.)
7.   Missing component, renders the unit non-functional.
8.   Missing hub adapter.
9.   Other (must meet definition of "Critical").

TEST - CRITICAL DEFECTS                                  LIMITS - AQL 0.04(tray)
----                                                     ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector tray.
2.   Incorrect tray.

TEST - CRITICAL DEFECTS                               LIMITS - AQL 0.04(shipper)
----                                                  ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector shipper.
2.   Incorrect shipper.

                                    Exhibit E
                                   June, 1996
                           STI PRODUCT SPECIFICATTONS
                            EPIPEN. JR AUTO-INJECTOR


TEST - MAJOR DEFECTS                                           LIMITS  AQL 0.65
----                                                           ------

1.   Incorrect text other than product label.
2.   Nose cone loose or not properly seated.
3.   Smearable, removable label marking (including imprinting).
4.   Poor label adhesion.
5. Plug cap is not secure on tube. (Cap is able to be removed when tube is placed upside down and shaken.)
6.   Cracked or not fully seated hub adapter.
7.   Other (must meet definition of "Major").

TEST - MINOR DEFECTS                                           LIMITS - AQL 2.5
----                                                           ------

1.   Label not on straight.
2.   Poor workmanship.
3.   Particle or fiber > 1mm2 (1.0 TAPPI).
4.   Incorrect orientation of injectors inside tubes, (should be tip down).
5.   Other (must meet definition of "minor").

TEST - MINOR DEFECTS                                  LIMITS - AQL2.5(innertray)

1.   Incorrect packaging of inner tray (cartons facing, same direction).
2. Shrinkwrap allows cartons to be removed (aesthetically incorrect or does not provide a proper seal).

TEST - MINOR DEFECTS                                   LIMITS - AQL 2-5(shipper)
----                                                   ------

1. Incorrect orientation of inner trays in shipper. (Print will be visible from the front of shipper.)
2.   Other (must meet definition of "Minor").

FP-R-X                     FINISHED PRODUCT SPECIFICATION
--------------------------------------------------------------------------------
                                  Title: EpiPen Jr.
                          Epinephrine Injection, 1:2000
                                  0.3 mL / Dose
--------------------------------------------------------------------------------

        TEST                       METHOD                   SPECIFICATION
--------------------------------------------------------------------------------
Epinephrine Assay                  RDL - 173                0.525 - 0.575 mg/mL
--------------------------------------------------------------------------------
pH                                 current USP              3.0-4.5
--------------------------------------------------------------------------------
Identification                     current USP              Positive
--------------------------------------------------------------------------------
Total Acidity                      current USP              Passes Test
--------------------------------------------------------------------------------
Sodium Metabisulfite               RDL - 156                1.50 - 1.84 mg/mL
--------------------------------------------------------------------------------
Particulate Matter                 RDL - 169                NMT 6000 (greater than or equal to) 10 u
                                                            NMT 600  (greater than or equal to) 25 u
--------------------------------------------------------------------------------
Color and Clarity                  current USP              Conforms
--------------------------------------------------------------------------------
Sterility                          DP-MS 406.0              Passes Test
--------------------------------------------------------------------------------
Bacterial Endotoxin Content        DP-MS 503.0              NMT 146 EU/mL
--------------------------------------------------------------------------------
Activation Force                   DP-QC 394.1              2 - 8 lbs.
                                                            (0.9 - 3.6 kg)
--------------------------------------------------------------------------------
Volume Dispensed                   DP-QC 394.1              0.23 - 0.37 mL
--------------------------------------------------------------------------------
Dispensing Time                    DP-QC 394.1              NMT 2 seconds
--------------------------------------------------------------------------------
Exposed Needle Length              DP-QC 331.0              0.45 - 0.55"
                                                            (1.14 - 1.40 cm)
--------------------------------------------------------------------------------

                                    EXHIBIT F
                     EPI PEN TRAINER PRODUCT SPECIFICATIONS

                                    Exhibit F
                                   June, 1996
                           STI PRODUCT SPECIFICATIONS
                              EPIPEN CLICK TRAINER


                                     LIMITS

1.   Assembly will successfully activate and recock.

2.   Assembly simulates activation with audible click.

3. The front end or tip of the assembly will be black, the safe pin will be gray. The safe pin will be intact.

4. The assembly will include the proper label, with correct and legible printing.

5. Units will be completely and properly manufactured, without damage to the assembly.

6. The label will be unaffected and shall remain entirely adherent when rubbed with moderate pressure.

                                    EXHIBIT G
                                PRICING SCHEDULE

                                    EXHIBIT G
                                PRICING SCHEDULE

--------------------------------------------------------------------------------
CALENDAR YEAR 1996 PRICING
--------------------------------------------------------------------------------
                                                                               2
U.S. LABELLING (per unit)                       NON-U.S. LABELLING (per unit)
--------------------------------------------------------------------------------
BATCH SIZES          30,000       15,000      30,000       15,000        7,500
--------------------------------------------------------------------------------
EpiPen               $11.21          N/A      $11.63       $12.30         N/A
--------------------------------------------------------------------------------
EpiPen Jr.           $11.21          N/A      $11.87       $12.57       $13.26
--------------------------------------------------------------------------------
Epi EZ Pen           $11.585/1       N/A        TBD          TBD          TBD
--------------------------------------------------------------------------------
Epi EZ Pen Jr.       $11.585/1    $12.555       TBD          TBD          TBD
--------------------------------------------------------------------------------
1/ Reflects $0.375 per unit premium over the current EpiPen/EpiPen Jr. price which will be applied to the first 1,000,00 Epi EZ Pen and Epi EZ Pen Jr. auto-injectors delivered to Center, subject to paragraph 2 below.
2/ As provided in Article 6 of the Agreement.


ADDITIONAL PRICING PRINCIPLES

1. The price per unit for Products sold for SmithKline Beecham plc ("SK Sales") shall be $8.00 per unit for the one year period after the commitment to launch in the United States (provided this occurs in 1996). The price of SK Sales in years thereafter shall be 71.36 percent of the applicable price for sales to Center. SK Sales shall not be considered sales for purposes of the calculation of minimum sales of Regular Products provided in Section 5.1 of the Agreement.

2. In the event that Center shall have entered into an agreement providing for the services of a co-marketer, at the end of each year in which sales to Center shall have exceeded the applicable minimums set forth in Section 5.1 (excluding SK sales in each case), Center shall be entitled to a rebate of 18 percent of the amount of all sales (excluding SK Sales) in excess of such applicable minimums. In the event that through the date of such payment, STI shall have not received an aggregate of $375,000 from the $0.375 per unit premium on Epi E-Z Pen Jr. Products noted in footnote 1 above, STI may reduce such payment up to the difference between $375,000 and the aggregate amount of premiums received and the number of additional delivered Products on which such premium may be charged may be reduced accordingly.

3. As provided in that January 11, 19996 letter agreement between STI and Center appearing in Exhibit H to the Agreement, Center shall receive a credit of $0.30 per unit on shipments of Epi E-Z Pen and Epi E-Z Pen, Jr., after September 1, 1996 up to an aggregate of $375,000.

                                    EXHIBIT H

                              LETTERS OF AGREEMENT

STI SURVIVAL
    TECHNOLOGY
    INC.

October 25, 1994

Mr. Alan Pernick, President
Center Laboratories Inc.
35 Channel Drive
Port Washington, New York 11050

Dear Alan:

Thank you for the help in moving the Packaging and labeling along for the Epi EZ Pen. I anxiously await the launch of the new generation EpiPen(TM) Product. With an eye to the future, I am proposing the following development program for Epinephrine in the 1ml, DCA Auto-Injector with retractable Sharps System. Phase I will be scheduled to begin immediately after the execution of this letter agreement.

PHASE 1: Feasibility                                         $89,842

The objective of this phase is to evaluate the feasibility to improve the stability of Epinephrine solution in dental cartridges via changes in formulation, filing process, and/or drug container closure system. The following activities are planned:

1. Formulation Evaluation: The studies include evaluation of Epinephrine coverage and effect of pH on solution stability.
2. Processing Parameter Evaluation: The objective of this evaluation is to protect the product from oxygen via manufacturing process modification with inert environment utilizing barrier technology. In addition, secondary vacuum packaging will be explored.
3. Container Closure Evaluation: Since we are focused on 1ml dental cartridge for the new generation EpiPen(TM) lines, we will evaluate a potentially better rubber closure than the current PH701 rubber. We will evaluate both West 4416/50 and 4405 rubber formulations.

All these screening formulation will be placed on short-term (three month) accelerated stability trials. The results will be compared with the current EpiPen(TM) product stability before a final formulation and process is selected.

An isolator equipped with oxygen monitoring system will be required to complete these studies and will be acquired at STI's expense.

2275 Research Boulevard
Rockville, Maryland 20850
301-926-1800

STI SURVIVAL
    TECHNOLOGY
    INC.

Alan Pernick
Page Two




PHASE - II: SCALE-UP FOR SUBMISSION PHASE              $178,937 for each product
                                                       (EpiPen(TM) Senior; and
                                                       Epi:Pen(TM) Junior)

After a feasible Epinephrine formulation and filling process is identified, we will move forward to the scale-up phase. During this phase, three formal stability batches will be required for each strength (total of six batches). These batches will be filled at STI's St. Louis manufacturing facility using production equipment. The batch size for these stability batches must be at least 10% of the projected commercial batch size.

We will manufacture these stability batches under inert environment using Schubert filling equipment that is enclosed in an isolator. The assumption underlying the above cost proposal is that STI will assure that all validation required to support this production scale-up be performed at STI's expense. Center will be responsible for the actual cost of the six stability/submission batches (three for EpiPen(TM) Junior and three for EpiPen(TM) Senior) and related stability testing. The recommended batch size is 8,000 units.

The total cost for both products (EpiPen(TM) Senior and Junior) for Phases I and II amounts to $447,716. There are no costs associated with the development of the new DCA device. The terms of this proposal require Center to pay STI a non-refundable down payment equal to 50% of the proposal cost upon initiation of each phase with the remaining balance to be paid upon completion of said phase. Please be advised that an additional phase, Process Validation, will be required before introducing the products to market.

The timeline for Phase I will be 3-5 months including time required for accelerated stability. Phase II would begin within two months after a suitable formulation and filling process is identified. Submission of an application to the FDA will occur 15 months after completion of stability batch manufacture assuming that we file within 12 months real time stability data.

STI SURVIVAL
    TECHNOLOGY
    INC.


Alan Pernick
Page Three




Please be assured that this project will receive preferred customer status due to the importance that it represents to both Center and STI. Epi-Pen(TM) is viewed by STI as its "franchise" product. Upon agreement to the terms and conditions outlined in this proposal, please sign below and return to my attention. Again, many thanks for your courteous help.


Sincerely,




Frank J. Massino
Executive Director
Commercial Development


APPROVED November 18, 1994.




BY: ____________________________
    Alan Pernick, President


bcc:     J. Church             K. Austin
         C. D'Erasmo           T. Handel
         P. Gallagher          T. Lee
         J. Miller

STI  SURVIVAL
     TECHNOLOGY
     INC.

March 31, 1995


Mr. Chris Lo Sardo                           Ref. No. FJM95017
Center Laboratories
35 Channel Drive
Port Washington, New York 11050

Dear Chris:

As discussed, I am confirming STI's proposal to achieve an extended shelf-life on the current EpiPen(TM) Sr. and EpiPen(TM) Jr. product. The goal will be to increase their respective shelf life from 27 and 20 months to 36 months each. STI strongly believes this can be accomplished due to its improved filling process whereby the bubble is virtually eliminated, thus reducing the amount of degradation caused by oxygen.

The stability study to be completed will consist of three batches each for the Sr. and Jr. product. Each batch placed on stability will contain sufficient units to conform to the ICH stability guidelines for a shelf life of 36 months. This project will require the utilization of a Chemist, Research Scientist, Research Technician, Research Assistant, a Microbiologist and Chemical Supervisor all closely managed by the R&D Director. A complete protocol can be supplied by R&D if needed. This work is scheduled to begin the week of April 10, 1995.

An extended shelf-life for both the current EpiPen(TM) Jr. will be most beneficial in the marketplace and help with production planning, particularly for international requirements. This extended shelf-life will also apply to EpiE-Z Pen.

The pricing for this work totals $99,000. STI terms require 50% down upon execution of this document, an additional 25% upon completion of filling the stability units 12.5% at the 30 month test point and the final 12.5% at the 36 month test point and the submission of the final report.

In addition, pursuant to our discussions for each three months short of the extended shelf-life goal of 36 months, STI will rebate Center Laboratories $3,000 not to exceed a total rebate of $24,000 for both products. (For example, if a shelf-life of only 30 months for both products is achieved, STI will rebate Center Laboratories $12,000)

STI SURVIVAL
    TECHNOLOGY
    INC.


Mr. Chris Lo Sardo                                  Ref-No-:FJM95017
March 31, 1995





It is important that we begin this project immediately as real time is the note limiting factor. Please sign below and return one copy to my attention. Thank you for your cooperation.

Respectfully,




Frank J. Massino
Executive Director
Commercial Development




------------------------                          ----------------
Chris Lo Sardo                                        Dated



cc:
K. Austin          A. Pernick, Center Laboratories
J. Church
T. Lee
J. Miller
G. Wickes
J. Wilmot


2275 Research Boulevard
Rockville, Maryland 20850
301-926-1800

STI SURVIVAL
    TECHNOLOGY
    INC.


January 11, 1996


Mr. Alan Pernick
Center Laboratories
35 Channel Drive
Port Washington, New York 11050

Dear Alan:

This letter will serve to document our discussions regarding the EpiE-Zpen cost reduction program.

- Center Laboratories ("Center") has agreed to advance $375,000 in the form of a non-interest bearing loan to Survival Technology, Inc., (STI) to reduce the cost of manufacturing the EpiE-Zpen auto-injector.

-    The proceeds will used for the following purposes:

     - High Speed Filling Equipment (Change parts for new COMAS cartridge filling machine)

     -    Automation of the final packaging operations

     -    New mold for EpiE-ZPen training device


These additions will require six (6) months for installation and validation from the date monies are advanced to STI.

The loan of $375,000 will be repaid to Center through a $0.30/unit credit on all deliveries of EpiE-Zpen after the capital improvements are in service and validated. Repayment of this loan will commence with EpiE-Zpen shipments delivered after September 1, 1996.


2275 Research Boulevard
Rockville, Maryland 20850
301-926-1800
Fax: 301-926-6185

STI SURVIVAL
    TECHNOLOGY
    INC.

         Alan Pernick                                          January 11, 1996
         Center Laboratories                                   Page Two of Two


                 If STI is unable to deliver the new EpiE-Zpen for any reason or the EpiE-Zpen proves unmarketable despite Center Laboratories' best efforts, the $0.30/unit credit to repay the $375,000 loan will be made against deliveries of EpiPen on a monthly basis not to exceed $10,000 per month.


If this accurately reflects our discussions, please acknowledge your agreement by signing below.


Very truly yours,



James H. Miller
President and CEO



ACKNOWLEDGED AND AGREED

By:  ___________________
Title:  President

Date: 1/21/96

EXHIBIT I


                                TESTING PROTOCOL

Exhibit I

TESTING OF EPIPEN PRODUCTS BY INTERNATIONAL DISTRIBUTORS

To maintain consistency in the testing of EpiPen(TM) and EpiEZ Pen products by our international distributors, the following guidelines must be applied regarding sample preparation, test methodology and appropriate test limits. Inclusion of these requirements in a contract format is the appropriate vehicle for clarification.

o ANALYTICAL TESTING. A list of tests required by the international distributor/regulatory agency must be supplied to STI(R) for official notification. STI will then supply the distributor with STI approved departmental procedures for conducting the tests. Revisions to the methods, when applicable, will be forwarded to the distributor to maintain testing consistency with STI. Only STI approved analytical methods may be used to test the final product.

     FDA approved shelf life specifications will be provided to the distributor for verification of product potency. Product release specifications are only applicable when the final product is released for sale by STI. After that date, shelf life specifications are to be used by the distributor to verify product potency.

o MICROBIOLOGICAL TESTING. USP sterility testing is performed by STI for product release and is therefore deemed the official result. Due to aseptic technique sensitivity in performing the sterility test and issues associated with product handling in an autoinjector configuration, further sterility testing by the distributor is not recommended.

   In the event of an international regulatory requirement for additional sterility testing, basic Unit samples representing the beginning, middle and end of the batch production run will be sent to the distributor for sterility testing. STI approved methods for conducting the USP sterility test will be provided to the distributor and must be followed. USP sterility Testing of STI products may only be performed utilizing barrier technology or the Millipore Steritest System.